Long-Term Investments	12 Months Ended
Dec. 31, 2017
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Long-Term Investments
17.	Long-Term Investments

(in thousands)	December 31 2017	December 31 2016

Common shares held	$95,608	$64,621
Warrants held	124	-
	$95,732	$64,621

Common Shares Held

	December 31, 2017

(in thousands)	Shares Owned	Percentage of Outstanding Shares Owned	Fair Value	Fair Value Adjustment Gains (Losses) Included in OCI

Bear Creek	13,264,305	13%	$21,358	$(1,859)
Sabina	11,700,000	5%	21,171	12,631
Arizona Mining	10,000,000	3%	27,581	9,333
Other			25,498	(1,553)

Total common shares held			$95,608	$18,552

	December 31, 2016

(in thousands)	Shares Owned	Percentage of Outstanding Shares Owned	Fair Value	Fair Value Adjustment Gains Included in OCI	Realized Loss on Disposal

Bear Creek	13,264,305	13%	$23,217	$17,658	$-
Sabina	11,700,000	5%	8,540	2,369	-
Arizona Mining	10,000,000	4%	18,248	15,864	-
Other			14,616	8,954	(7,006)

Total common shares held			$64,621	$44,845	$(7,006)

Warrants Held

	December 31, 2017

(in thousands)	Fair Value	Fair Value Adjustment Losses Included in Net Earnings

Warrants held - Kutcho	$124	$(6)

The Company’s long-term investments in common shares (“LTI’s”) are held for long-term strategic purposes and not for trading purposes. As such, the Company has elected to reflect any fair value adjustments, net of tax, as a component of other comprehensive income (“OCI”). The cumulative gain or loss will not be reclassified to net earnings on disposal of these long-term investments.

While long-term investments in warrants are also held for long-term strategic purposes, they meet the definition of a derivative and therefore are classified as financial assets with fair value adjustments being recorded as a component of net earnings under the classification Other Income. Warrants that do not have a quoted market price are valued using a Black-Scholes option pricing model.

By holding these long-term investments, the Company is inherently exposed to various risk factors including currency risk, market price risk and liquidity risk.

Acquisitions and Disposals of Long-Term Investments

In September 2016, the Company disposed of its investment of 2.5 million common shares of Mines Management Inc. (“Mines Management”) after the acquisition of Mines Management by Hecla Mining Company (“Hecla”), resulting in a realized loss of $7 million. The Company received 0.6 million common shares of Hecla as consideration for its disposal of Mines Management.

On March 29, 2017, the Company amended its silver purchase agreement with Alexco to adjust the silver production payment so that it will be a percentage of the spot silver price that increases with lower mill silver head grades and lower silver prices, and decreases with higher mill silver head grades and higher silver prices, subject to certain ceiling and floor grades and prices. In addition, the outside completion date was extended to December 31, 2019 and the area of interest was expanded to include properties currently owned by Alexco and properties acquired by Alexco in the future which fall within a one kilometer radius of existing Alexco holdings in the Keno Hill Silver District. As consideration, on April 10, 2017 Alexco issued 3 million shares to Wheaton which had a fair value of $5 million.

In October 2017, in order to incentivize Capstone Mining Corp. (“Capstone”) to extend the Minto mine life, the Company agreed to amend the Minto precious metal purchase agreement (the “Minto PMPA Amendment”). The primary modification is to increase the production payment per ounce of gold delivered to Wheaton over the current fixed price in periods where the market price of copper is lower than $2.50 per pound. In consideration for this contract amendment and certain other agreements made between the Company and Capstone, Capstone issued 6.8 million shares to Wheaton with a value of $8 million.

The shares of Mines Management, Hecla, Keno Hill and Capstone have been reflected as a component of Other long-term investments in these financial statements.